[LOGO] FEDERATED INVESTORS

FEDERATED STOCK AND BOND FUND, INC.

Annual Report
October 31, 1997

Fund Inception 1968


[blank page]


President's Message

Dear Shareholder:

Federated Stock and Bond Fund, Inc. is a balanced fund that has, in 1996 and in 1997, put together two years of outstanding performance, mainly because the stock and bond markets have positively reacted to the continued growth in the American economy.

Federated Stock and Bond Fund, Inc. had its origination in the Income Foundation Fund, which was created in the mid-1930s, and was the first mutual fund registered under the Investment Company Act of 1940. Federated became investment manager of the Income Foundation Fund in 1956. In the late 1960s, many insurance companies wanted to sell mutual funds to their policy holders, and Boston Mutual Life Insurance Company felt they could increase assets and help their policy holders by offering this balanced mutual fund. As a consequence, the Income Foundation Fund changed its name to Boston Foundation Fund. After 10-12 years, Boston Mutual decided to concentrate its efforts on insurance products, and the Federated organization, brought the fund into our family of funds, renaming it Federated Stock and Bond Fund, Inc.

We are indeed proud of the long-term history of service to the fund's shareholders. I urge you to read this annual report, especially the comments by Scott Schermerhorn and Joseph Balestrino, co-managers of the fund. Scott, in addition to managing the equity portion of the fund, manages over $4 billion in equities with his group, and Joe, in addition to managing the bond portion of the fund, manages over $1 billion in high-quality corporate securities with his group.

As of October 31, 1997, Federated Stock and Bond Fund, Inc. is invested in 51% stocks and 41% bonds. These corporate issues are from well-known companies paying dividends, and easily recognized corporations paying interest on their bonds.

This annual report covers the fund's most recent fiscal year, the twelve-month period from November 1, 1996 through October 31, 1997. Following Scott's and Joe's discussion, detailing both the stock and bond markets and the fund's strategies, are a series of performance charts, a complete listing of the fund's holdings, and the financial statements.

Federated Stock and Bond Fund, Inc. gives shareholders the opportunity to participate in the benefits of two key financial markets. This diversification may provide income from bonds and a degree of protection of your investment as you pursue growth of capital from stocks. The fund's balance reflects an emphasis on diversification and quality. At the end of the reporting period, the fund's $168 million portfolio was diversified across more than 290 securities.

During the fiscal year (November 1, 1996 to October 31, 1997), the fund's stocks participated in the strong stock market that experienced well-publicized volatility late in the reporting period, and the bond holdings benefited from a much improved bond market environment. As a result, a net asset value increase, good income distributions and capital gains contributed to a total return of more than 22% for all share classes based on net asset value.*

                                                            Capital       Net
                                        Total    Income      Gains    Asset Value
                                       Return   Per Share  Per Share    Increase
Class A Shares                          23.02%    $0.56      $1.91         7%
Class B Shares                          22.20%    $0.45      $1.91         7%
Class C Shares                          22.08%    $0.45      $1.91         7%


All in all, it was another good year for the fund.


Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. You can easily increase your participation in stock and bond markets by reinvesting your quarterly earnings automatically in additional fund shares.

A balanced fund is very appealing to investors today, for those who want to capture a portion of the equity opportunities, as well as income from high-quality bonds. A combination affords investors, we believe, performance on the equity side and downside protection.

As always, we welcome your comments, questions and suggestions.

Sincerely,

[sig]


John F. Donahue
President
December 15, 1997

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B, and C Shares based on offering price were 16.27%, 15.99%, and 20.95%, respectively.


Investment Review

[Graphic]

Scott Schermerhorn
Vice President
Federated Management

[Graphic]

Joseph Balestrino
Vice President
Federated Management

[Q]

What are your comments on the record-setting, yet highly volatile, stock market and the improved bond market during the reporting period?

[A]

The stock market, as measured by Standard & Poor's Index of 500 Common Stocks* ("S&P 500") turned in a very strong 32.11% total return performance over the twelve-month reporting period. Major stock indexes reached all-time highs as economic conditions--moderate growth, stable interest rates, subdued inflation, and rising corporate profits--were favorable for equities.

However, the volatility on a daily basis increased as investors remained uncertain about the direction of the economy and interest rates.

The end of the twelve-month reporting period was marked by extreme volatility-- notably the 554-point drop in the Dow Jones Industrial Average on October 27th. The market rebounded somewhat over the next few days, with the S&P 500 ending October 1997 with a total return of -3.34% for the month. We expect further volatility of the stock market at these levels.

The bond market's total return improved considerably during the second half of the fund's fiscal year. The Lehman Brothers Government/ Corporate Index** ended the twelve-month reporting period with a total return of 8.81%, compared to a relatively weak 1.30% total return for the first six months of the reporting period.

Specifically, the fiscal year ended October 31, 1997 continued to provide an overall positive but changing environment for high-quality, fixed-income securities. The initial six months of the reporting period saw interest rates increase for all maturity points in response to stronger-than-anticipated economic activity during the early part of 1997. In a growing economic environment, high-quality corporate issuers generally experience improved business conditions, and thus, corporate securities usually outperform comparable maturity Treasury securities.

* The S&P 500 is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

** Lehman Brothers Government/Corporate is an unmanaged index comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. Investments cannot be made in an index.


During the latter half of the reporting period, the situation completely reversed. Interest rates fell in response to slower-than-expected growth, and corporate securities were underperforming Treasuries as the fiscal year drew to a close. For the entire twelve-month period, the high-quality, fixed-income market delivered solid returns as interest rates generally fell, ranging from 0.1% for shorter maturities out to 0.5% for longer maturities. This was largely due to very modest inflation figures that have continued to surprise the market on the downside. Thus, shareholders received dividends plus capital appreciation.

October of 1997 delivered approximately one-half of the total period decline in interest rates. The foreign currency and stock market crisis, that started in Southeast Asia and spread to Latin America, created an immense "flight to quality" among investors. In short, U.S. Treasury securities became the most attractive investment class in the entire world as investors, at least momentarily, shunned domestic and foreign stock markets as well as foreign bond markets.

[Q]

How did the fund perform for its shareholders during the twelve-month reporting period from November 1, 1996, through October 31, 1997?


[A]

For the twelve-month reporting period, the fund's Class A, B, and C Shares produced a total return of 23.02%, 22.20%, and 22.08%, respectively, based on net asset value.*

The fund continued to show solid, long-term results. For example, annualized total returns, based on net asset value, for Class A Shares for the five-year, ten-year, and since-inception (12/31/68) periods ended October 31, 1997, were 13.56%, 11.18%, and 9.03%, respectively.**

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B, and C Shares based on offering price were 16.27%, 15.99%, and 20.95%, respectively.

** Total returns for the fund's Class A Shares based on offering price for the five-year, ten-year, and since inception (12/31/68) periods ended October 31, 1997, were 12.28%, 10.55%, and 8.81%,respectively.


[Q]

What is your strategy for what has been a highly valued stock market?

[A]

While we do believe some industries and numerous stocks are overvalued, we do not believe that market timing is a logical way to protect our shareholders. We believe our valuation disciplines, which force us to exit overpriced securities and focus on undervalued situations, are in our shareholders' best interest. Given current valuations, our recent emphasis has been on high-quality, well-run companies that for various reasons have not fully participated in the unprecedented bull market of the past 2 1/2 years.

Our largest industry underweight continues to be Technology as the valuations have continued at all-time highs, and the fundamental picture is not as robust as it was two years ago. Conversely, we remain overweight in Energy, as we believe global industrialization should continue to increase demand while historic underinvestment has kept supply constrained. Retailing is also an industry where we maintain an overweight exposure as we believe valuations are extremely attractive.

Recent stock additions include the following companies:

Dow Chemical Co. (1.1% of stock portfolio)--Shunned by investors who are concerned about the "polyethelene cycle," current valuations are extremely low for this market dominant company. Dow has been behind competitors in restructuring efforts, allowing for more future growth potential.

Eastman Kodak (0.8% of stock portfolio)--The world's largest film producer with a dominant brand, Eastman Kodak's short-term competitive issues have created a unique buying opportunity.

Lexmark International, Class A (1.2% of stock portfolio)--This IBM spin-off manufactures printers for personal computers. Lexmark has been gaining market share in the laser printer market at the expense of Japanese competitors.

Readers Digest Association (1.1% of stock portfolio)--High-quality, globally recognized products, but under pressure as a result of the flawed strategy of trying to sell more products to existing clients versus increasing their client base. The stock currently trades at valuations that, we believe, reflect investors' emotions, not the value of the company. While we admit this is a turnaround situation, the current yield of 6.3% gives us incentive to be patient.

Sara Lee Corp. (1.2% of stock portfolio)--This company's results and stock performance have not kept pace with its peer group. This has not gone unnoticed by their shareholder-friendly management who announced a restructuring shortly after we purchased the company.

Seagate Technology (1.1% of stock portfolio)--A dominant player in the disk drive business for personal computers, Seagate also leads in the manufacture of high- end drives used in PC networks. The high-end business not only enjoys higher profitability, but has a faster growth rate.

Viacom, Inc., Class A and B (1.3% of stock portfolio)--With dominant franchises such as MTV and Blockbuster Video in the entertainment industry, this holding allows us to diversify and do so at unprecedented low valuations.

[Q]

Did you make any adjustments to the duration and quality of the fund's bond portfolio during the reporting period?


[A]

Not materially. The portfolio's average maturity position was modestly shorter at the end of the fiscal year, relative to the beginning, just shy of a neutral position. Thus, performance incorporated the higher income of corporate securities slightly offset by the maturity target.

Concerning quality, we continued to maintain approximately 25% of total fund assets in high-yield corporate securities.* This minor, but still significant, position has helped generate an above-average income distribution for shareholders, and has enhanced price appreciation as high-yield bonds outperformed higher quality bonds over the past year.

* Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

[Q]

What were the fund's top ten holdings in stocks and bonds as of October 31, 1997, and how are the fund's holdings diversified by industry and quality?

[A]

The top holdings and sector weightings were as follows:

Top Holdings


                                            Percentage of
       Stocks                              Stock Portfolio
       K Mart Corp.                               2.3%
       Storage Technology Corp.                   2.1%
       Bristol-Myers Squibb Co.                   2.1%
       Wal-Mart Stores, Inc.                      2.1%
       Dayton-Hudson Corp.                        2.0%
       ITT Industries, Inc.                       2.0%
       PepsiCo, Inc.                              2.0%
       Marsh & McLennan Cos., Inc.                1.9%
       Unilever N.V.                              1.9%
       MCI Communications Corp.                    1.9%
        Total percentage of stock portfolio      20.3%

      Sector Weightings


                                       Percentage of     S&P 500
      Sector                          Stock Portfolio   Weighting
      Utilities                             12.6%          9.0%
      Energy Minerals                       11.8%          7.7%
      Finance                               11.5%         15.4%
      Technology                            11.5%         14.9%
      Health Care                            9.7%         10.9%
      Services                               9.5%          4.6%
      Consumer Non-Durables                  8.6%         10.4%
      Producer Manufacturing                 8.0%          8.1%
      Retail Trade                           7.3%          4.5%
      Basic Industry                         4.0%          4.4%
      Transportation                         3.1%          1.2%
      Consumer Durables                      2.4%          2.4%

      Bonds

                                                   Percentage of
      Name, Coupon Rate, Maturity Date             Bond Portfolio
      U.S. Treasury Note, 6.25% due 6/30/02            3.89%
      U.S. Treasury Note, 6.00% due 6/30/99            3.55%
      U.S. Treasury Bond, 6.375% due 8/15/27           2.75%
      CNA Financial Corp., 7.25% due 11/15/23          2.53%
      Trans Ocean Container Corp.,
        12.250% due 7/1/04 2.21% Delphi Funding, 9.31% due 3/25/27 1.74% Loewen
      Group Int'l, 8.25% due 4/15/03 1.72% America General Corp., 9.625% due
      2/1/18 1.68% Philip Morris Co., Inc., 7.750% due 1/15/27 1.64% Husky Oil
      Ltd., 7.125% due 11/15/06 1.63%
        Total percentage of bond portfolio            23.34%


            Rating Distribution* as of October 31, 1997


            AAA                                       37.10%
            AA                                        15.49%
            A                                         47.41%


[Q]
With 1997 nearly behind us, what is your outlook for the stock and bond markets?

[A]
As previously stated, current valuations in the equity market are high and discounting very favorable trends. We have become more defensive and continue to favor large companies with reasonable valuations. Conversely, we have taken profits in holdings that have appreciated to the point where we cannot justify valuations. We continue to believe we are in a "stock pickers" environment where active management should outperform passive strategies.

* Represents the credit quality of the fund's portfolio of investments as rated by Standard & Poor's Ratings Services. These figures are reflected as a percentage of total portfolio market value.

Turning to bonds, as the fiscal year closes, inflation remains very low in the U.S. and in most industrialized countries. In addition, domestic economic activity continues to move forward, but at a slower rate of growth than in previous years. Thus, the backdrop of low inflation and moderate growth would seem to present an environment well suited to the high-quality, fixed-income investor. The average maturity of the fund's bond portfolio is approximately ten years.

The worldwide events of October 1997 also heightened the attractiveness of high-quality U.S. bonds. While most economists, along with Federal Reserve Board Chairman Alan Greenspan, are not expecting a dramatic economic slowdown as a result of Southeast Asian disruptions, all are anticipating the U.S. economy will grow at a slower rate than would have been expected prior to these events. In summary, the domestic and worldwide environment appears very favorable for bond investors, who prefer slower growth to stronger growth, as we start the new fiscal year.


Two Ways You May Seek to Invest for Success in Federated Stock and Bond Fund,
Inc.

Initial Investment:

If you had made an initial investment of $29,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested dividends and capital gains, and didn't redeem any shares, your account would be worth $350,399 on 10/31/97. You would have earned a 9.03%* average annual total return for the 29-year investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 21.24%, 12.43%, and 10.07%, respectively. Class B Shares' average annual one-year and since inception (8/30/96) total returns were 21.21% and 23.83%, respectively. Class C Shares' average annual one-year and since inception (8/30/96) total returns were 26.25% and 27.60%, respectively.**

[Graphic representation "A1" omitted. See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

   Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1% contingent deferred sales charge for Class C Shares.


Federated Stock and Bond Fund, Inc.

One Step at a Time:

$1,000 invested each year for 29 years (reinvesting all dividends and capital gains) grew to $201,615.

With this approach, the key is consistency.
                               -----------

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $29,000, but your account would have reached a total value of $201,615* by 10/31/97. You would have earned an average annual total return of 11.18%.

A practical investment plan helps you pursue long-term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic representation "A2" omitted.  See Appendix.]

*This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

 Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.


Federated Stock and Bond Fund, Inc.
Hypothetical Investor Profile: Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On October 31, 1987, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $71,577. This represents a 12.13% average annual total return.* For the Rices, a dedicated program of monthly investment really paid off.

[Graphic representation "A3" omitted. See Appendix.]

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.


Federated Stock and Bond Fund, Inc.
(Class A Shares)

Growth of $25,000 Invested in Federated Stock & Bond Fund, Inc. (Class A Shares) The graph below illustrates the hypothetical investment of $25,000* in Federated Stock & Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1987 to October 31, 1997 compared to Standard & PoorOs Index of 500 Common Stocks (S&P
500),+ the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Lipper Balanced Funds Average (LBFA).++

[Graphic representation "A4" omitted. See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $25,000 in the fund after deducting the maximum sales charge of 5.50% ($25,000investment minus $1,375 sales charge = $23,625). The FundOs performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI, and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated Stock and Bond Fund, Inc.
(Class B Shares)

Growth of $25,000 Invested in Federated Stock & Bond Fund, Inc. (Class B Shares) The graph below illustrates the hypothetical investment of $25,000* in Federated Stock & Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 1997 compared to Standard & Poor's Index of 500 Common Stocks (S&P 500),+ the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Lipper Balanced Funds Average (LBFA).++

[Graphic representation "A5" omitted. See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $25,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The FundOs performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated Stock and Bond Fund, Inc.
(Class C Shares)

Growth of $25,000 Invested in Federated Stock & Bond Fund, Inc. (Class C Shares) The graph below illustrates the hypothetical investment of $25,000* in Federated Stock & Bond Fund, Inc. (Class C Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 1997 compared to Standard & Poor's Index of 500 Common Stocks (S&P 500),+ the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Lipper Balanced Funds Average (LBFA).++

[Graphic representation "A6" omitted. See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $25,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LBGCBI are not adjusted to reflect salesEcharges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fundOs performance.

Federated Stock and Bond Fund, Inc.
Portfolio of Investments

October 31, 1997

Shares                                                                                  Value
Common Stocks--50.4%
              Basic Industry--2.0%
    46,200    Archer-Daniels-Midland Co.                                             $  1,027,950
    10,000    Dow Chemical Co.                                                            907,500
    61,500    LTV Corp.                                                                   749,531
    34,500    Louisiana-Pacific Corp.                                                     724,500
               Total                                                                    3,409,481
              Consumer Durables--1.2%
    11,500    Eastman Kodak Co.                                                           688,562
     9,000    General Motors Corp.                                                        577,687
    33,000    Rubbermaid, Inc.                                                            794,062
               Total                                                                    2,060,311
              Consumer Non-Durables--4.4%
     7,500    CPC International, Inc.                                                     742,500
    44,500    PepsiCo, Inc.                                                             1,638,156
    14,500    Philip Morris Cos., Inc.                                                    574,562
    17,000    RJR Nabisco Holdings Corp.                                                  538,687
    43,000    Russell Corp.                                                             1,263,125
    20,500    Sara Lee Corp.                                                            1,048,063
    30,000    Unilever N.V., ADR                                                        1,601,250
               Total                                                                    7,406,343
              Energy Minerals--6.0%
     9,500    Atlantic Richfield Co.                                                      781,969
    16,000    Chevron Corp.                                                             1,327,000
    20,000    Exxon Corp.                                                               1,228,750
    33,500    Occidental Petroleum Corp.                                                  933,813
    14,000    Royal Dutch Petroleum Co., ADR                                              736,750
    38,500    Sun Co., Inc.                                                             1,542,406
    22,000    Texaco, Inc.                                                              1,252,625
    39,000    USX Marathon Group                                                     $  1,394,250
    30,000    YPF Sociedad Anonima, ADR                                                   960,000
               Total                                                                   10,157,563
              Finance--5.5%
    19,000    Allmerica Financial Corp.                                                   890,625
    11,000    Allstate Corp.                                                              912,312
    23,500    Bear Stearns Cos., Inc.                                                     932,656
    26,500 (a)Boston Properties, Inc.                                                     848,000
     9,500    CIGNA Corp.                                                               1,474,875
     4,000    General RE Corp.                                                            788,750
    23,000    Marsh & McLennan Cos., Inc.                                               1,633,000
    18,500    Morgan Stanley, Dean Witter, Discover & Co.                                 906,500
    12,500    Travelers Group, Inc.                                                       875,000
               Total                                                                    9,261,718
              Health Care--5.0%
    17,000    Abbott Laboratories                                                       1,042,312
    57,500 (a)Beverly Enterprises, Inc.                                                   858,906
    20,500    Bristol-Myers Squibb Co.                                                  1,798,875
     9,700    Merk & Co., Inc.                                                            865,725
    29,200 (a)Perrigo Co.                                                                 448,950
    36,000    Pharmacia & Upjohn, Inc.                                                  1,143,000
    15,500    Smithkline Beecham Corp., ADR                                               738,188
    27,500    U.S. Surgical Corp.                                                         740,781
    15,500    United Healthcare Corp.                                                     717,844
               Total                                                                    8,354,581
              Producer Manufacturing--4.0%
    52,500    ITT Industries, Inc.                                                   $  1,657,031
    39,750    Ingersoll-Rand Co.                                                        1,547,766
    23,500    Johnson Controls, Inc.                                                    1,054,562
    33,000 (a)Lexmark Intl. Group, Class A                                              1,008,562
     7,000    Loews Corp.                                                                 781,812
    16,500    PACCAR, Inc.                                                                743,531
               Total                                                                    6,793,264
              Retail Trade--3.7%
    27,500    Dayton-Hudson Corp.                                                       1,727,344
   147,000 (a)K Mart Corp.                                                              1,938,562
    30,000 (a)Meyer (Fred), Inc.                                                          856,875
    49,500    Wal-Mart Stores, Inc.                                                     1,738,688
               Total                                                                    6,261,469
              Services--4.7%
    23,000    Block (H&R), Inc.                                                           851,000
    22,000    Browning-Ferris Industries, Inc.                                            715,000
     6,500    News Corp., Ltd., ADR                                                       123,906
    87,000    News Corp., Ltd., ADR                                                     1,544,250
    41,000    Readers Digest Association, Inc., Class A                                   932,750
    39,108 (a)TCI Ventures Group, Class A                                                 901,928
     4,450 (a)Tricon Global Restaurants, Inc.                                             134,891
    23,000 (a)Viacom, Inc., Class A                                                       687,125
    14,500 (a)Viacom, Inc., Class B                                                       438,625
    63,500    Waste Management, Inc.                                                    1,484,313
               Total                                                                    7,813,788
              Technology--5.8%
    25,000    AMP, Inc.                                                              $  1,125,000
    21,500 (a)Cabletron Systems, Inc.                                                     623,500
    14,000    General Motors Corp., Class H                                               885,500
    10,000    International Business Machines Corp.                                       980,625
    10,000    Lucent Technologies, Inc.                                                   824,375
     7,000    Matsushita Electric Industrial Co., ADR                                   1,183,875
   101,500 (a)Novell, Inc.                                                                856,406
    10,500    Raytheon Co.                                                                569,625
    34,000 (a)Seagate Technology, Inc.                                                    922,250
    31,000 (a)Storage Technology Corp.                                                  1,819,313
               Total                                                                    9,790,469
              Transportation--1.6%
    24,500    CNF Transportation, Inc.                                                  1,093,312
    23,345    KLM Royal Dutch Airlines, ADR                                               796,648
    21,500    Ryder Systems, Inc.                                                         752,500
               Total                                                                    2,642,460
              Utilities--6.4%
     6,700    ABB AB, ADR                                                                 777,200
    19,000    CMS Energy Corp.                                                            693,500
    11,500 (a)CalEnergy Co., Inc.                                                         393,875
    13,500    Coastal Corp.                                                               811,687
    12,500    Columbia Gas System, Inc.                                                   903,125
    13,000    GTE Corp.                                                                   551,688
    37,500    Houston Industries, Inc.                                                    815,625
    44,200    MCI Communications Corp.                                                  1,569,100
       232 (a)NEXTEL Communications, Inc., Class A                                          6,090
    42,500    P G & E Corp.                                                             1,086,406
    26,000    Public Service Enterprises Group, Inc.                                      674,375

  Shares or
  Principal
   Amount                                                                              Value
Common Stocks--continued
              Utilities--continued
    68,392 (a)Tele-Communications, Inc., Class A                                     $  1,568,742
    23,000    U.S. West, Inc.                                                             915,688
               Total                                                                   10,767,101
               Total Common Stocks (identified cost $66,066,834)                       84,718,548
Preferred Stocks--0.6%
              Finance--0.4%
     1,500    Crown American Realty Trust, Sr. Pfd., Series A, $1.38                       81,375
       500    Highwoods Properties, Inc., REIT Perpetual Pfd. Stock,
              Series A, $86.25                                                            548,975
               Total                                                                      630,350
              Producer Manufacturing--0.0%
        50    Fairfield Manufacturing Co., Inc., Exchangeable Pfd. Stock                   52,750
              Services--0.2%
       782    American Radio Systems Corp., PIK Pfd., 11.375%                              90,321
       500    Capstar Broadcasting Partners, Inc., Sr. Pfd., $12.00                        55,125
     1,000    SFX Broadcasting, Inc., Exchangeable Pfd. Stock, Series E                   116,500
       500    Sinclair Broadcast Group, Inc., Pfd., $11.63                                 55,125
                Total                                                                     317,071
              Technology--0.0%
        50 (b)Echostar Communications Corp., Sr. Red. Pfd. Stk., $12.13                    51,749
               Total Preferred Stocks (identified cost $969,324)                        1,051,920
Corporate Bonds--40.9%
              Automobile--0.1%
$  100,000    Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006             113,750
   100,000    Lear Corp., Sub. Note, 9.50%, 7/15/2006                                     109,500
               Total                                                                      223,250
              Banking--0.2%
$  250,000    First Nationwide Holdings, Inc., Sr. Sub. Note, 9.125%, 1/15/2003      $    258,750
              Basic Industry--2.5%
 1,000,000    Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                 1,064,230
   150,000    Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%, 12/15/2005                   152,250
 1,000,000    Placer Dome, Inc., Bond, 8.50%, 12/31/2045                                1,043,097
   150,000    Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007                         150,750
   250,000    Pope & Talbot, Inc., 8.375%, 6/1/2013                                       260,645
   500,000    Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006                            556,250
   100,000    Stone Container Corp., Sr. Note, 12.58%, 8/1/2016                           109,500
   500,000    Sweden, Kingdom of, Deb., 10.25%, 11/1/2015                                 667,685
   250,000    WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                  262,500
               Total                                                                    4,266,907
              Broadcast Radio & TV--0.6%
   100,000 (b)ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004                   74,250
   250,000 (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007               158,750
   100,000    Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                     107,000
   100,000    Pegasus Media, Note, 12.50%, 7/1/2005                                       114,500
   500,000    SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                     523,135
               Total                                                                      977,635
              Building & Development--0.1%
    50,000    American Builders & Contractors Supply Co., Inc., Sr. Sub.
              Note, 10.625%, 5/15/2007                                                     52,250
   100,000    Building Materials Corp. of America, Sr. Note, 8.625%, 12/15/2006           102,000
               Total                                                                      154,250
              Business Equipment & Services--0.0%
    50,000    United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                56,625
              Cable Television--1.2%
$  200,000    Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005             $    209,000
    75,000    Charter Communications Holdings, Inc., Sr. Disc. Note, 0/14.00%,
              3/15/2007                                                                    55,875
    50,000    Charter Communications Southeast, L.P., Sr. Note, 11.25%,
              3/15/2006                                                                    54,750
   150,000    Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                                117,750
   125,000    Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%,
              2/15/2007                                                                    81,563
    75,000    Diamond Cable Communications PLC, Sr. Disc. Note, 0/11.75%,
              12/15/2005                                                                   56,250
   125,000    EchoStar Satellite Broadcasting Corp., Sr. Disc. Note, 0/13.125%,
              3/15/2004                                                                   100,625
    50,000 (b)FrontierVision Holdings, L.P., 0/11.875%, 9/15/2007                          34,250
   100,000    Lenfest Communications Inc., Sr. Note, 8.375%, 11/1/2005                    100,000
 1,000,000    TKR Cable, Inc., 10.50%, 10/30/2007                                       1,117,570
   300,000    TeleWest plc, Sr. Disc. Deb., 0/11.00%, 10/1/2007                           226,500
   100,000    UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                   71,000
               Total                                                                    2,225,133
              Chemicals & Plastics--1.1%
   100,000    ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                              104,250
 1,250,000 (b)Reliance Industries Ltd., Bond, 8.25%, 1/15/2027                          1,173,725
   100,000    Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%,
              8/15/2008                                                                    72,500
   500,000    SUSA Partnership, 8.20%, 6/1/2017                                           543,000
               Total                                                                    1,893,475
              Clothing & Textiles--0.1%
    50,000    Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%,
              1/15/2007                                                                    51,875
$   50,000 (b)Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007                        $     51,750
   500,000    GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007                                 153,000
    50,000 (b)Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007                              53,750
               Total                                                                      310,375
              Consumer Durables--0.3%
   500,000    Arvin Industries, Inc., 9.50%, 2/1/2027                                     549,150
    50,000    Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                           52,875
    50,000    Syratech Corp., Sr. Note, 11.00%, 4/15/2007                                  48,500
               Total                                                                      650,525
              Consumer Non-Durables--1.7%
   100,000    American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                       105,500
   100,000    Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                     107,250
   100,000 (b)NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007                                 98,500
 1,281,000    Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                          1,257,289
 1,250,000    Philip Morris Cos., Inc., Deb., 7.75%, 1/15/2027                          1,293,163
               Total                                                                    2,861,702
              Consumer Products--0.2%
    75,000    ICON Fitness Corp., Sr. Disc. Note, 0/14.00%, 11/15/2006                     43,875
   100,000    Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003             100,500
    50,000    Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                     49,625
    50,000    Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%,
              2/15/2003                                                                    53,000
    50,000    Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                51,750
               Total                                                                      298,750
              Container & Glass Products--0.0%
    50,000    Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006                 52,875
              Ecological Services & Equipment--0.1%
$  100,000    Allied Waste North America, Inc., Company Guarantee, 10.25%,
              12/1/2006                                                              $    109,001
              Education--0.5%
   750,000    Boston University, 7.625%, 7/15/2097                                        799,112
              Electronics--0.1%
   125,000    Fairchild Semiconductor Corp., Sr. Sub., 10.125%, 3/15/2007                 132,500
              Electronic Technology--0.3%
   500,000 (b)Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096                              429,470
              Energy Minerals--0.7%
   100,000    Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%, 11/1/2006           105,500
   750,000    Sun Co., Inc., 9.00%, 11/1/2024                                             910,725
   100,000    United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                   109,500
               Total                                                                    1,125,725
              Finance--10.0%
   500,000    African Development Bank, Note, 6.875%, 10/15/2015                          511,165
 1,250,000    American General Corp., S.F. Deb., 9.625%, 2/1/2018                       1,319,188
 1,000,000    Banco Santander, Bank Guarantee, 7.875%, 4/15/2005                        1,069,710
 2,000,000    CNA Financial Corp., Deb., 7.25%, 11/15/2023                              1,994,000
 1,000,000    Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                               1,206,060
   250,000    Continental Corp., Note, 8.25%, 4/15/1999                                   258,088
 1,250,000    Delphi Financial Group, Inc., 9.31%, 3/25/2027                            1,373,850
 1,000,000 (b)Equitable Life, Note, 7.70%, 12/1/2015                                    1,060,110
   750,000    FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                        773,745
 1,000,000    Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002               1,155,200
   500,000 (b)Hutchison Whampoa Finance, Company Guarantee, 7.50%,
              8/1/2027                                                                    450,865
 1,000,000    Morgan Stanley Group, Inc., Deb., 9.25%, 3/1/1998                         1,012,230
$1,000,000    Norwest Financial, Inc., Note, 6.23%, 9/1/1998                         $  1,005,110
 1,000,000    Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006                              1,047,350
   650,000    SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                                673,953
 1,000,000    Swedish Export Credit, 9.875%, 3/15/2038                                  1,063,070
   750,000    USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                            779,013
               Total                                                                   16,752,707
              Food & Drug Retailer--0.3%
   100,000    DiGiorgio Corp., Sr. Note, 10.00%, 6/15/2007                                100,250
   100,000 (b)Jitney-Jungle Stores of America, Inc., Sr.
              Sub. Note, 10.375%, 9/15/2007                                               104,500
   200,000    Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                            221,000
   150,000 (b)Stater Brothers Holdings, Inc., Sr. Sub. Note, 9.00%, 7/1/2004              153,375
               Total                                                                      579,125
              Food Products--0.2%
   150,000 (b)AmeriServe Food Distribution, Inc., Sr. Sub. Note, 10.125%,
              7/15/2007                                                                   156,750
    50,000    Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                         51,750
   150,000    International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006           159,750
               Total                                                                      368,250
              Forest Products--0.8%
 1,000,000    Donohue Forest Products, 7.625%, 5/15/2007                                1,062,160
   200,000    Four M Corp., Sr. Note, 12.00%, 6/1/2006                                    212,000
               Total                                                                    1,274,160
              Health Care--1.4%
 1,000,000    Columbia/HCA Healthcare Corp., Note, 9.00%, 12/15/2014                    1,091,030
   250,000    Dade International, Inc., Sr. Sub. Note, 11.125%,  5/1/2006                 278,750
   150,000    Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006              154,125
$  500,000    Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                     $    507,500
   250,000    Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                    271,875
               Total                                                                    2,303,280
              Household Products--0.3%
   500,000 (b)Life Re Capital Trust I, 8.72%, 6/15/2027                                   525,490
              Industrial Products & Equipment--0.4%
   100,000    Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007                  106,250
   150,000    Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                 162,750
   100,000    Hawk Corp., Sr. Note, 10.25%, 12/1/2003                                     105,000
   100,000    International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006         108,500
    75,000    MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007                         82,125
    50,000    Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007                               53,500
    50,000    Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                        52,000
               Total                                                                      670,125
              Leisure & Entertainment--0.3%
   250,000    AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                   188,750
    50,000 (b)Livent, Inc., Sr. Note, 9.375%, 10/15/2004                                   50,125
   200,000    Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005             212,000
               Total                                                                      450,875
              Machinery & Equipment--0.2%
   100,000    Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                      105,250
    50,000    Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006                  52,750
   100,000    Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                              113,250
               Total                                                                      271,250
              Metals & Mining--0.1%
   100,000 (b)Anker Coal Group, Inc., Sr. Note, 9.75%, 10/1/2007                          101,250
              Non-Energy Minerals--0.8%
$  500,000    Repap Wisconsin, Inc., 1st Priority Sr. Secd. Note, 9.25%, 2/1/2002    $    528,750
   750,000    Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006        811,875
               Total                                                                    1,340,625
              Oil & Gas--1.3%
   100,000    Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                        110,000
   600,000    Clark Refining & Marketing Inc., Sr. Note, 10.50%, 12/1/2001                619,500
 1,250,000    Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006                              1,286,525
    50,000    Pacalta Resources Ltd., Sr. Note, 10.75%, 6/15/2004                          50,250
    50,000 (b)XCL, Ltd., Unit, 13.50%, 5/1/2004                                            65,250
               Total                                                                    2,131,525
              Printing & Publishing--1.0%
   100,000    Affiliated Newspaper Investments, Inc., Sr. Disc. Note, 0/13.25%,
              7/1/2006                                                                     93,000
   200,000 (b)Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009              199,000
   250,000    K-III Communications Corp., Company Guarantee, Series B, 8.50%,
              2/1/2006                                                                    255,000
 1,000,000    News America Holdings, Inc., 10.125%, 10/15/2012                          1,165,030
               Total                                                                    1,712,030
              Producer Manufacturing--1.3%
 1,000,000    Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003          1,056,030
   150,000    Falcon Building Products, Inc., Sr. Sub. Disc. Note, 0/10.50%,
              6/15/2007                                                                    96,750
 1,000,000    Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999          1,048,750
    50,000 (b)Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005         53,750
               Total                                                                    2,255,280
               Real Estate--1.1%
$1,500,000    Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004           $  1,738,650
    67,000    Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                           76,631
               Total                                                                    1,815,281
              Retail Trade--2.5%
   250,000    Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                      265,625
   800,000    Harcourt General, Inc., Sr. Deb., 7.20%, 8/1/2027                           813,016
   100,000 (b)Leslie's Poolmart, Inc., Sr. Note, 10.375%, 7/15/2004                       104,000
 1,000,000    May Department Stores Co., Deb., 8.125%, 8/15/2035                        1,103,620
 1,000,000    Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                           1,065,650
   750,000    Shopko Stores, Inc., 9.25%, 3/15/2022                                       894,090
               Total                                                                    4,246,001
              Services--4.3%
    75,000 (b)Allied Waste Industries, Inc., Sr. Disc. Note, 0/11.30%, 6/1/2007            51,375
   750,000    California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                    818,438
    50,000 (b)Chancellor Media Corp., Sr. Sub. Note, 8.75%, 6/15/2007                      50,375
   100,000    Chancellor Media Corp., Sr. Sub. Note, 9.375%, 10/1/2004                    103,500
 1,000,000    Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                        1,184,900
    50,000    DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007                              51,250
   100,000    Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                       106,000
    50,000    Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%,
              2/1/2006                                                                     51,375
   100,000    Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%,
              3/15/2007                                                                   103,500
 1,300,000    Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                            1,355,640
   150,000    Outdoor Systems, Inc., Sr. Sub. Note, 8.875%,
              6/15/2007                                                                   155,250
    50,000    Premier Parks, Inc., Sr. Note, 9.75%, 1/15/2007                              53,125
    75,000 (b)RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007                             43,500
$  150,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
              3/15/2005                                                              $    163,500
    50,000    Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                            50,000
   150,000    Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005            157,875
 1,000,000    USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007                     1,038,240
   250,000    Valassis Communication, Inc., Sr. Sub. Note, 9.375%, 3/15/1999              259,953
   300,000    Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                    297,000
 1,000,000    Waste Management, Inc., Deb., 8.75%, 5/1/2018                             1,134,880
               Total                                                                    7,229,676
              Sovereign Government--0.7%
 1,000,000    Quebec, Province of, Deb., 13.25%, 9/15/2014                              1,167,310
              Surface Transportation--0.4%
    50,000 (b)Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007                           51,250
   150,000    AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005            159,000
   100,000    Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                       110,250
   100,000    Statia Terminals International N.V., 1st Mtg. Note, 11.75%, 11/15/2003      107,000
   100,000    Stena AB, Sr. Note, 10.50%, 12/15/2005                                      109,250
   100,000    Stena AB, Sr. Note, 8.75%, 6/15/2007                                        100,750
               Total                                                                      637,500
              Steel--0.1%
   100,000    GS Technologies Operating Co., Inc., Sr. Note, 12.25%, 10/1/2005            111,500
              Technology--0.2%
    75,000    Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003               81,281
    50,000    Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007                             52,750
   100,000    DecisionOne Corp., Sr. Sub. Note, 9.75%, 8/1/2007                           103,500
$   50,000    Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                           $     50,500
               Total                                                                      288,031
              Telecommunications & Cellular--0.6%
    50,000 (b)American Communications Services, Inc., Sr. Note, 13.75%, 7/15/2007          57,750
   175,000    Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006          142,625
    50,000    Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/11.875%, 11/1/2006          39,250
    50,000 (b)Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007                      54,750
   100,000    McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                             69,500
    50,000 (b)McLeod, Inc., Sr. Note, 9.25%, 7/15/2007                                     51,250
    50,000 (b)MetroNet Communications, Unit, 12.00%, 8/15/2007                             55,875
   100,000    Millicom International Cellular S. A., Sr. Disc. Note, 0/13.50%,
              6/1/2006                                                                     75,500
    50,000 (b)Qwest Communications International, Inc., Sr. Disc. Note,
              0/9.47%, 10/15/2007                                                          32,250
   100,000    Qwest Communications International, Inc., Sr. Note, 10.875%, 4/1/2007       112,500
    50,000 (b)Source Media, Inc., Sr. Secd. Note, 12.00%, 11/1/2004                        50,250
   175,000    Teleport Communications Group, Inc., Sr. Disc. Note, 0/11.125%,
              7/1/2007                                                                    138,250
    75,000 (b)Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%,
              11/1/2007                                                                    40,125
   100,000 (b)Telesystem International Wireless, Inc., Sr. Disc. Note, 0/13.25%,
              6/30/2007                                                                    60,500
               Total                                                                      980,375
              Transportation--0.6%
 1,000,000    Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B, 6.90%,
              7/2/2019                                                                  1,016,380
              Utilities--2.2%
$  250,000    CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                        $    272,188
   100,000    Cellular Communications International, Inc., Sr. Disc. Note, 13.25%
              accrual, 8/15/2000                                                           78,250
 1,000,000    Comcast Corp., Note, 8.50%, 5/1/2027                                      1,145,920
   200,000    Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                             213,000
   100,000    El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                        113,480
 1,000,000    Enersis S.A., Note, 7.40%, 12/1/2016                                        974,890
    50,000 (b)HighwayMaster Communications, Inc., Unit, 13.75%, 9/15/2005                  49,750
    75,000    Intermedia Communications of Florida, Inc., Sr. Disc.
              Note, 0/11.25%, 7/15/2007                                                    49,500
   150,000    Intermedia Communications of Florida, Inc., Sr. Disc.
              Note, 0/12.50%, 5/15/2006                                                   113,250
   150,000    International Cabletel, Inc., Sr. Defd. Cpn. Note,
              0/11.50%, 2/1/2006                                                          111,750
   150,000    NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004             129,000
    50,000    NEXTLINK Communications, Inc., Sr. Note, 9.625%, 10/1/2007                   50,250
   150,000    Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                     153,750
   250,000    Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006                    256,250
               Total                                                                    3,711,228
               Total Corporate Bonds (identified cost $66,305,547)                     68,765,314
Government Agencies--5.9%
              Government Agency Securities--0.8%
   500,000    Federal Home Loan Bank System, Deb., 4.55%, 1/15/1998                       498,320
 1,000,000    Federal National Mortgage Association, 0/8.62%, 3/9/2022                    982,380
               Total                                                                    1,480,700
              Mortgage-Backed Securities--0.3%
   420,361    Federal National Mortgage Association, 9.00%, 11/1/2021                     452,413
$   30,078    Federal National Mortgage Association, 7.50%, 9/1/2023                 $     30,896
               Total                                                                      483,309
              Treasury Securities--4.8%
 2,100,000    United States Treasury Bond, 6.375%, 8/15/2027                            2,164,890
 2,775,000    United States Treasury Note, 6.00%, 6/30/1999                             2,792,177
 3,000,000    United States Treasury Note, 6.25%, 6/30/2002                             3,059,490
               Total                                                                    8,016,557
               Total Government Agencies (identified cost $9,787,789)                   9,980,566
Municipal Securities--1.3%
 1,000,000    Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007                1,132,740
 1,000,000    Kansas City, MO Redevelopment Authority, 7.65% Bonds
              (FSA LOC), 11/1/2018                                                      1,061,590
               Total Municipal Securities (identified cost $2,069,158)                  2,194,330
(c)Repurchase Agreements--0.8%
 1,315,000    BT Securities Corp., 5.71%, dated 10/31/1997, due 11/3/1997
              (at amortized cost)                                                       1,315,000
               Total Investments (identified cost $146,513,652)(d)                   $168,025,678

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $5,799,659 which represents 3.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $146,667,612. The net unrealized appreciation of investments on a federal tax basis amounts to $21,358,066 which is comprised of $23,166,637 appreciation and $1,808,571 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($168,515,393) at October 31, 1997.

The following acronyms are used throughout this portfolio:

ADR  --American Depository Receipt
FSA  --Financial Security Assurance
LOC  --Letter of Credit
PIK  --Payment in Kind
PLC  --Public Limited Company
REIT  --Real Estate Investment Trust

(See Notes which are an integral part of the Financial Statements)



Federated Stock and Bond Fund, Inc.
Statement of Assets and Liabilities

October 31, 1997

Assets:
Total investments in securities, at value (identified cost $145,513,652 and tax cost $146,667,612)    $168,025,678
Income receivable                                                                                        1,814,981
Receivable for investments sold                                                                          1,111,970
Receivable for shares sold                                                                                 545,479
 Total assets                                                                                          171,498,108
Liabilities:
Payable for investments purchased                                                    $  1,618,019
Payable for shares redeemed                                                               139,930
Payable to Bank                                                                         1,160,579
Payable for taxes withheld                                                                    463
Accrued expenses                                                                           63,724
 Total liabilities                                                                                       2,982,715
Net Assets for 8,238,118 shares outstanding                                                           $168,515,393
Net Assets Consist of:
Paid in capital                                                                                       $124,362,459
Net unrealized appreciation of investments                                                              21,512,026
Accumulated net realized gain on investments                                                            22,067,380
Undistributed net investment income                                                                        573,528
 Total Net Assets                                                                                     $168,515,393
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($162,779,794/7,957,520 shares outstanding)                                       $20.46
Offering Price Per Share (100/94.50 of $20.46)*                                                             $21.65
Redemption Proceeds Per Share                                                                               $20.46
Class B Shares:
Net Asset Value Per Share ($4,622,062/226,059 shares outstanding)                                           $20.45
Offering Price Per Share                                                                                    $20.45
Redemption Proceeds Per Share (94.50/100 of $20.45)**                                                       $19.33
Class C Shares:
Net Asset Value Per Share ($1,113,537/54,539 shares outstanding)                                            $20.42
Offering Price Per Share                                                                                    $20.42
Redemption Proceeds Per Share (99.00/100 of $20.42)**                                                       $20.22

 * See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus).

(See Notes which are an integral part of the Financial Statements)



Federated Stock and Bond Fund, Inc.
Statement of Operations

Year Ended October 31, 1997

Investment Income:
Dividends (net of foreign taxes withheld of $463)                                     $ 1,723,002
Interest                                                                                4,849,836
 Total income                                                                           6,572,838
Expenses:
Investment advisory fee                                               $ 1,138,430
Administrative personnel and services fee                                 185,000
Custodian fees                                                             18,224
Transfer and dividend disbursing agent fees and expenses                  154,402
Directors'/Trustees' fees                                                   5,081
Auditing fees                                                              16,194
Legal fees                                                                  3,715
Portfolio accounting fees                                                  79,631
Distribution services fee--Class B Shares                                  14,791
Distribution services fee--Class C Shares                                   3,273
Shareholder services fee--Class A Shares                                  378,265
Shareholder services fee--Class B Shares                                    4,931
Shareholder services fee--Class C Shares                                    1,091
Share registration costs                                                   39,121
Printing and postage                                                       63,317
Insurance premiums                                                          4,706
Taxes                                                                       6,488
Miscellaneous                                                              16,319
 Total expenses                                                         2,132,979
Waiver of investment advisory fee                                        (248,204)
 Net expenses                                                                           1,884,775
   Net investment income                                                                4,688,063
Realized and Unrealized Gain (Loss) on investments:
Net realized gain on investments                                                       22,063,804
Net change in unrealized appreciation of investments                                    4,663,075
 Net realized and unrealized gain on investments                                       26,726,879
   Change in net assets resulting from operations                                     $31,414,942

(See Notes which are an integral part of the Financial Statements)


Federated Stock and Bond Fund, Inc.
Statement of Changes in Net Assets

                                                                                              Year Ended           Year Ended
                                                                                              October 31,          October 31,
                                                                                                 1997                 1996
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                                        $  4,688,063         $ 4,698,067
Net realized gain (loss) on investments ($22,149,236 and
$13,291,068, respectively, as computed for federal tax purposes)                               22,063,804          13,222,540
Net change in unrealized appreciation (depreciation)                                            4,663,076             246,245
 Change in net assets resulting from operations                                                31,414,943          18,166,852
Net equalization credits (debits)--                                                               289,759            (105,828)
Distributions to Shareholders--
Distributions from net investment income
 Class A Shares                                                                                (4,348,933)         (4,746,649)
 Class B Shares                                                                                   (38,375)                 --
 Class C Shares                                                                                    (9,286)                 --
Distributions from net realized gains
 Class A Shares                                                                               (13,236,606)         (9,454,029)
 Class B Shares                                                                                   (45,261)                 --
 Class C Shares                                                                                   (10,132)                 --
  Change in net assets resulting from distributions to shareholders                           (17,688,593)        (14,200,678)
Share Transactions
Proceeds from sale of shares                                                                   60,106,988          35,914,004
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                         14,484,711          11,037,554
Cost of shares redeemed                                                                       (50,881,341)        (54,691,774)
 Change in net assets resulting from share transactions                                        23,710,358          (7,740,216)
  Change in net assets                                                                         37,726,467          (3,879,870)
Net Assets:
Beginning of period                                                                           130,788,926         134,668,796
End of period (including undistributed net investment
income of $573,526 and $282,059, respectively)                                               $168,515,393        $130,788,926

(See Notes which are an integral part of the Financial Statements)




Federated Stock and Bond Fund, Inc.
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)

                                                                                        Year Ended October 31,
                                                                1997           1996           1995           1994           1993
Net asset value, beginning of period                            $18.96         $18.38         $16.25         $16.87         $15.91
Income from investment operations
 Net investment income                                            0.63           0.61           0.63           0.51           0.55
 Net realized and unrealized
 gain (loss) on investments                                       3.34           1.81           2.21          (0.59)          1.58
 Total from investment operations                                 3.97           2.42           2.84          (0.08)          2.13
Less distributions
 Distributions from net investment income                        (0.56)         (0.63)         (0.62)         (0.54)         (0.56)
 Distributions from net realized
 gain on investments                                             (1.91)         (1.21)         (0.09)            --          (0.61)
 Total distributions                                             (2.47)         (1.84)         (0.71)         (0.54)         (1.17)
Net asset value, end of period                                  $20.46         $18.96         $18.38         $16.25         $16.87
Total return(a)                                                  23.02%         14.57%         17.99%         (0.48%)        14.10%
Ratios to average net assets
 Expenses                                                         1.21%          1.10%          1.07%          1.06%          1.04%
 Net investment income                                            3.06%          3.44%          3.71%          3.23%          3.49%
 Expense waiver/reimbursement(b)                                  0.16%          0.27%          0.31%          0.07%          0.20%
Supplemental data
 Net assets, end of period (000 omitted)                      $162,780       $130,694       $134,669       $125,382       $124,583
 Average commission rate paid(c)                               $0.0496        $0.0307             --            --             --
 Portfolio turnover                                                 87%            74%            68%           45%            51%

  * Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)




Federated Stock and Bond Fund, Inc.
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

                                                        Year Ended    Period Ended
                                                        October 31,   October 31,
                                                           1997         1996(a)
Net asset value, beginning of period                      $ 18.96        $ 17.89
Income from investment operations
 Net investment income                                       0.51           0.02
 Net realized and unrealized gain on investments             3.34           1.05
 Total from investment operations                            3.85           1.07
Less distributions
 Distributions from net investment income                   (0.45)            --
 Distributions from net realized gain on investments        (1.91)            --
 Total Distributions                                        (2.36)            --
Net asset value, end of period                            $ 20.45        $ 18.96
Total return(b)                                             22.20%          5.98%
Ratios to average net assets
 Expenses                                                    1.96%        1.96%*
 Net investment income                                       2.31%        3.52%*
 Expense waiver/reimbursement(c)                             0.16%        0.15%*
Supplemental data
 Net assets, end of period (000 omitted)                  $ 4,622        $    94
 Average commission rate paid(d)                          $0.0496        $0.0307
 Portfolio turnover                                            87%            74%

  * Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)





Federated Stock and Bond Fund, Inc.
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)

                                                        Year Ended    Period Ended
                                                        October 31,   October 31,
                                                           1997         1996(a)
Net asset value, beginning of period                      $ 18.96        $ 17.89
Income from investment operations
 Net investment income                                       0.47           0.04
 Net realized and unrealized gain on investments             3.35           1.03
 Total from investment operations                            3.82           1.07
Less distributions
 Distributions from net investment income                   (0.45)            --
 Distributions from net realized gain on investments        (1.91)            --
 Total Distributions                                        (2.36)            --
Net asset value, end of period                            $ 20.42        $ 18.96
Total return(b)                                             22.08%          5.98%
Ratios to average net assets
 Expenses                                                    1.96%        2.03%*
 Net investment income                                       2.31%        1.94%*
 Expense waiver/reimbursement(c)                             0.16%        0.15%*
Supplemental data
 Net assets, end of period (000 omitted)                  $ 1,114        $     2
 Average commission rate paid(d)                          $0.0496        $0.0307
 Portfolio turnover                                            87%            74%

  * Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)





Federated Stock and Bond Fund, Inc.
Notes to Financial Statements

October 31, 1997

1. Organization

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares:
Class A Shares, Class B Shares, and Class C Shares. The investment objectives of the Fund are to provide relative safety of capital with the possibility of long-term growth of capital and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for accumulated equalization. The following reclassification was made to the financial statements.

                    Undistributed Net
   Paid-In Capital  Investment Income
      $289,759          ($289,759)

   Net investment income, net realized gains, and net assets were not affected by this reclass.

   Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   Equalization--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


   Additional information on each restricted security held at October 31, 1997 is as follows:

   Security                                     Acquisition Date   Acquisition Cost
   ACME Television                                   9/24/97             $74,243
   Allied Holdings, Inc.                             9/19/97             $50,000
   Allied Waste  Industries, Inc.                    9/23/97             $51,858
   American Communications Services, Inc.            7/18/97             $50,000
   AmeriServe Food Distribution, Inc.            7/9/97 - 9/17/97       $153,714
   Anker Coal Group, Inc.                            9/22/97            $100,000
   Chancellor Media Corp.                            7/18/97             $49,458
   Dyersburg Corp.                              9/3/97 - 11/12/97       $102,366
   Equitable Life                                   10/17/96            $993,718
   Fox/Liberty Networks                         8/15/97 - 9/18/97       $160,222
   Frontier Vision Holdings                    9/16/97 - 11/10/97        $67,630
   Garden State Newspapers, Inc.                     9/26/97            $198,838
   Glenoit Corp                                      7/14/97             $52,809
   Hermes Europe Railtel                             8/14/97             $51,090
   HighwayMaster Communications, Inc.                9/18/97             $50,741
   Hutchison Whampoa Finance                          8/5/97            $496,634
   Jitney-Jungle Stores of America, Inc.       9/15/97 - 10/24/97       $102,984
   Johnstown America Industries, Inc.                 8/6/97             $52,234
   Leslie's Poolmart, Inc.                            7/8/97            $103,684
   Life Re Capital Trust I                            6/6/97            $500,000
   Livent, Inc.                                     10/10/97             $50,247
   McLeod, Inc.                                      7/15/97             $50,000
   MetroNet Communications                           7/18/97             $51,606
   NBTY, Inc.                                     9/17 - 24/97           $99,406
   Qwest Communications International, Inc.          10/9/97             $31,775
   RCN Corp.                                        10/10/97             $44,127
   Reliance Industries Ltd.                          1/10/97          $1,250,000
   Source Media, Inc.                               10/24/97             $50,000
   Stater Brothers Holdings, Inc.                    9/30/97            $154,249
   Telesystem International Wireless, Inc.          10/22/97             $45,221
   Telesystem International Wireless, Inc.      6/24/97 - 10/9/97        $61,247
   Tenaga Nasional Berhad                             3/3/97            $474,926
   XCL, Ltd.                                         3/13/97             $50,000

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3. Capital Stock

At October 31, 1997, par value shares ($0.001 per share) authorized were as follows:

                        Number
                     of Par Value
                     Capital Stock
Class Name            Authorized
Class A Shares        750,000,000
Class B Shares        500,000,000
Class C Shares        500,000,000

Transactions in capital stock were as follows:

                                                                  Year Ended October 31,
                                                            1997                         1996
Class A Shares                                      Shares         Amount        Shares        Amount
Shares sold                                         2,977,985   $ 54,558,231    2,010,466   $ 35,819,180
Shares issued to shareholders in
payment of distributions declared                     809,532     14,391,854      635,946     11,037,554
Shares redeemed                                    (2,721,403)   (50,579,473)  (3,082,912)   (54,691,774)
 Net change resulting from
 Class A Share transactions                         1,066,114   $ 18,370,612     (436,500)  $ (7,835,040)


                                                        Year Ended              Period Ended
                                                     October 31,1997         October 31, 1996(a)
Class B Shares                                   Shares         Amount       Shares     Amount
Shares sold                                      229,204     $ 4,445,960      4,930   $    93,028
Shares issued to shareholders in
payment of distributions declared                  4,184          76,944         --            --
Shares redeemed                                  (12,259)       (243,127)        --            --
 Net change resulting from
 Class B Share transactions                      221,129     $ 4,279,777      4,930   $    93,028

                                                    Year Ended                   Period Ended
                                                 October 31,1997             October 31, 1996(a)
Class C Shares                                   Shares        Amount        Shares       Amount
Shares sold                                         56,460   $ 1,102,797           98   $     1,796
Shares issued to shareholders in
payment of distributions declared                      870        15,913
Shares redeemed                                     (2,889)      (58,741)
 Net change resulting from
 Class C Share transactions                         54,441   $ 1,059,969           98   $     1,796
 Net change resulting from
 share transactions                              1,341,684   $23,710,358     (431,472)  $(7,740,216)

(a) For the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

4. Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.5% of the gross income of the Fund, excluding capital gains or losses.

   The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses of the average daily net assets of each class as follows:

                       Percentage of
                     Average Daily Net
   Share Class Name   Assets of Class
   Class A Shares         0.25%
   Class B Shares         0.75%
   Class C Shares         0.75%

   For the year ended October 31, 1997, Class A did not incur a distribution service fee.

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

   Transfer and Dividend Disbursing Agent Fees and Expenses--FServ serves as transfer and dividend disbursing agent for the Fund. The fee paid to is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   General--Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

Purchases                                             $142,304,893
Sales                                                 $129,808,628

Independent Auditors' Report

To the Board of Trustees and Shareholders of FEDERATED STOCK AND BOND FUND,
INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock and Bond Fund, Inc. as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
December 12, 1997





Directors


John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts



Officers

John F. Donahue
 President
J. Christopher Donahue
 Executive Vice President
Edward C. Gonzales
 Executive Vice President
John W. McGonigle
 Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
 Vice President
J. Crilley Kelly
 Assistant Secretary


 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.





[LOGO] FEDERATED INVESTORS

Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 313911109
Cusip 313911208
Cusip 313911307
G01454-D1 (12/97)


                                    Appendix


A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x"-axis reflects computation periods from 12/31/68 to 10/31/97. The "y"-axis is measured in increments of $60,000 ranging from $0 to $360,000 and indicates that the ending value of a hypothetical initial investment of $29,000 (2,043 Shares) on 12/31/68 in the fund's Class A Shares ("Shares"), assuming the reinvestment of dividends and capital gains, would have grown to $350,399 (17,126 Shares) on 10/31/97.


A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x"-axis reflects computation periods from 12/31/68 to 10/31/97. The "y"-axis is measured in increments of $30,000 ranging from $0 to $210,000 and indicates that the ending value of hypothetical yearly investments of $1,000 (70 Shares) in the fund's Class A Shares ("Shares"), assuming the reinvestment of dividends and capital gains, would have grown to $201,615 (9,854 Shares) on 10/31/97.


A3. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x"-axis reflects computation periods from 10/31/87 to 10/31/97. The "y"-axis is measured in increments of $15,000 ranging from $0 to $75,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in the fund's Class A Shares ("Shares") would have grown to $71,577 (3,498 Shares) on 10/31/97.


A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Stock and Bond Fund, Inc., based on a 5.50% sales charge are represented by a solid line. The Standard & Poor's Index of 500 Common Stocks ("S&P 500") is represented by a dotted line. The Lehman Brothers Government/Corporate Bond Index ("LBGCBI") is represented by a dashed line and the Lipper Balanced Funds Average ("LBFA") is represented by a dash-dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Class A Shares of the fund, the S&P 500, the LBGCBI and the LBFA. The "x"-axis reflects computation periods from 10/31/87 to 10/31/97. The "y"-axis is measured in increments of $12,000 ranging from $24,000 to $132,000 and reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales charge, as compared to the S&P 500, the LBGCBI and the LBFA. The ending values were $72,120, $121,608, $60,215, and $80,777, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and ten-year periods ended 10/31/97, and from the share class' start of performance (12/31/68) to 10/31/97. The total returns were 16.27%, 12.28%, 10.55% and 8.81%, respectively.


A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Stock and Bond Fund, Inc., based on a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date, are represented by a solid line. The Standard & Poor's Index of 500 Common Stocks ("S&P 500") is represented by a dotted line. The Lehman Brothers Government/Corporate Bond Index ("LBGCBI") is represented by a dashed line and the Lipper Balanced Funds Average ("LBFA") is represented by a dash-dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Class B Shares of the fund, the S&P 500, the LBGCBI and the LBFA. The "x"-axis reflects computation periods from 8/30/96 (start of performance) to 10/31/97. The "y"-axis is measured in increments of $2,000 ranging from $24,000 to $36,000 and reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date, as compared to the S&P 500, the LBGCBI and the LBFA. The ending values were $31,031, $35,848, $28,331, and $31,554, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/97 and from the share class' start of performance (8/30/96) to 10/31/97. The total returns were 15.99% and 20.27%, respectively.


A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Stock and Bond Fund, Inc., based on a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date, are represented by a solid line. The Standard & Poor's Index of 500 Common Stocks ("S&P 500") is represented by a dotted line. The Lehman Brothers Government/Corporate Bond Index ("LBGCBI") is represented by a dashed line and the Lipper Balanced Funds Average ("LBFA") is represented by a dash-dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Class C Shares of the fund, the S&P 500, the LBGCBI and the LBFA. The "x"-axis reflects computation periods from 8/30/96 (start of performance) to 10/31/97. The "y"-axis is measured in increments of $2,000 ranging from $24,000 to $36,000 and reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, based on a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date, as compared to the S&P 500, the LBGCBI and the LBFA. The ending values were $32,353, $35,848, $28,331, and $31,554, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/97 and from the share class' start of performance (8/30/96) to 10/31/97. The total returns were 20.95% and 23.69%, respectively.